                                                                   Exhibit 4.2

                                                                EXECUTION COPY

                                  $300,000,000

                               AFFINIA GROUP INC.

                      9% SENIOR SUBORDINATED NOTES DUE 2014

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                                                         November 30, 2004

Credit Suisse First Boston LLC
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Deutsche Bank Securities Inc.
As Representatives of the
  Several Initial Purchasers
c/o Credit Suisse First Boston LLC
    Eleven Madison Avenue
    New York, New York 10010-3629

Dear Sirs:

         Affinia Group Inc., a Delaware corporation (the "Issuer"), proposes to issue and sell to Credit Suisse First Boston LLC, Goldman, Sachs & Co., J.P.
Morgan Securities Inc., Deutsche Bank Securities Inc. and UBS Securities LLC
(collectively, the "Initial Purchasers"), upon the terms set forth in a purchase agreement dated November 12, 2004 (the "Purchase Agreement"), $300,000,000
aggregate principal amount of its 9% Senior Subordinated Notes due 2014 (the
"Initial Securities") to be unconditionally guaranteed (the "Guaranties") by each of the entities listed in Schedule A hereto (the "Guarantors" and together with the Issuer, the "Company"). The Initial Securities will be issued pursuant to an Indenture, dated as of November 30, 2004, (the "Indenture") among the
Company, the Guarantors named therein and Wilmington Trust Company (the
"Trustee"). As an inducement to the Initial Purchasers, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Initial Securities
(including, without limitation, the Initial Purchasers), the Exchange Securities
(as defined below) and the Private Exchange Securities (as defined below)
(collectively the "Holders"), as follows:

         1. Registered Exchange Offer. The Company shall, at its own cost, use its reasonable best efforts to prepare and file with the Securities and Exchange
Commission (the "Commission") a registration statement (the "Exchange Offer
Registration Statement") on an appropriate form under the Securities Act of
1933, as amended (the "Securities Act"), with respect to a proposed offer (the
"Registered Exchange Offer") to the Holders of Transfer Restricted Securities
(as defined in Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities (the "Exchange Securities") of the
Company issued under the Indenture and identical in all material respects to the
Initial Securities (except for the transfer restrictions relating to the Initial
Securities and the provisions relating to the matters described in Section 6 hereof) that would be registered under the Securities Act. The Company shall use its reasonable best efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act, shall keep the Exchange Offer
Registration Statement effective for not less than 20 business days (or longer, if required by applicable law) after the date notice of the Registered Exchange
Offer is mailed to the Holders (such period being called the "Exchange Offer
Registration Period") and shall consummate the Registered Exchange Offer within

                                                                              2

270 days after (or, if the 270th day is not a business day, the first business day thereafter) the date of original issue of the Initial Securities (the "Issue
Date").

         If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer 20 business days after the commencement thereof provided that the Company has accepted all the Initial
Securities theretofore validly tendered and not withdrawn in accordance with the terms of the Registered Exchange Offer.

         Following the declaration of the effectiveness of the Exchange Offer
Registration Statement, the Company shall as soon as practicable commence the
Registered Exchange Offer, it being the objective of such Registered Exchange
Offer to enable each Holder of Transfer Restricted Securities (as defined in
Section 6 hereof) electing to exchange the Initial Securities for Exchange
Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any person to participate in the distribution of the
Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange
Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

         The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities
(an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer"
section, and (c) Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an
Initial Purchaser that elects to sell Exchange Securities acquired in exchange for Securities constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of
Regulation S-K under the Securities Act, as applicable, in connection with such sale.

         The Company shall use its reasonable best efforts to keep the Exchange
Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the
Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that
(i) in the case where such prospectus and any amendment or supplement thereto must be delivered by law by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging
Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii)
the Company shall make such prospectus and any amendment or supplement thereto, available to any broker-dealer for use in connection with any resale of any
Exchange Securities for a period of not less than 180 days after the consummation of the Registered Exchange Offer.

         If, upon consummation of the Registered Exchange Offer, any Initial
Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange
Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the "Private Exchange") for the Initial Securities held by such
Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and substantially identical in all material respects
(including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding provisions relating to the matters described in Section 6 hereof) to the Initial Securities (the "Private Exchange Securities"). The Initial
Securities, the Exchange Securities and the Private Exchange Securities are
herein collectively called the "Securities".

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         In connection with the Registered Exchange Offer, the Company shall:

                  (a) mail or cause to be mailed to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (b) keep the Registered Exchange Offer open for not less than
         20 business days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

                  (c) utilize the services of a depositary for the Registered
         Exchange Offer with an address in the Borough of Manhattan, The City of
         New York, or Wilmington, Delaware, which may be the Trustee or an affiliate of the Trustee;

                  (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

                  (e)  otherwise comply with all applicable laws.

         As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

                  (x) accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the
         Private Exchange;

                  (y) deliver to the Trustee for cancellation all the Initial
         Securities so accepted for exchange; and

                  (z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private
         Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

         The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the
Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

         Interest on each Security issued pursuant to the Registered Exchange
Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.

         Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the
Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of its business, (ii) such Holder will have no arrangement or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule
405 of the Securities Act, of the Company, or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the
Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

                                                                              4

         Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         2. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by
Section 1 hereof, (ii) the Registered Exchange Offer is not consummated within
270 days of the Issue Date, (iii) any Initial Purchaser shall notify us following the consummation of the Registered Exchange Offer that the Initial
Securities (or the Private Exchange Securities) not eligible to be exchanged for
Exchange Securities in the Registered Exchange Offer or (iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered
Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer)
that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange, the Company shall take the following actions:

                  (a) The Company shall, at its cost, promptly file with the
         Commission and thereafter shall use its reasonable best efforts to cause to be declared effective on or prior to the 270th day after the
         Issue Date a registration statement (the "Shelf Registration Statement"
         and, together with the Exchange Offer Registration Statement, a
         "Registration Statement") on an appropriate form under the Securities
         Act relating to the offer and sale of the Transfer Restricted
         Securities (as defined in Section 6 hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities
         Act (hereinafter, the "Shelf Registration"); provided, however, that no
         Holder (other than an Initial Purchaser) shall be entitled to have the
         Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

                  (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the
         Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the
         Issue Date or such shorter period that will terminate when all the
         Securities covered by the Shelf Registration Statement (i) have been disposed of pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof) (the "Shelf Registration Period").

                  (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the
         Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered
Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

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                  (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the
         Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an
         Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange
         Offer or the Shelf Registration Statement, the Company shall use its reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration
         Statement; (iv) include within the prospectus contained in the Exchange
         Offer Registration Statement a section entitled "Plan of Distribution,"
         reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule
         13d-3 under the Securities Exchange Act of 1934, as amended (the
         "Exchange Act")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "Participating Broker-Dealer"),
         whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf
         Registration Statement, include the names of the Holders, who propose to sell Securities pursuant to the Shelf Registration Statement, as selling securityholders.

                  (b) The Company shall give, or cause to be given, written
         notice to the Initial Purchasers, the Holders of the Securities and any
         Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the
         Registered Exchange Offer (which notice pursuant to clauses (ii)-(v)
         hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                           (i) when the Registration Statement or any amendment
                  thereto has been filed with the Commission and when the
                  Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the Commission for amendments
                  or supplements to the Registration Statement or the prospectus included therein or for additional information;

                           (iii) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Registration
                  Statement or the initiation of any proceeding for that
                  purpose;

                           (iv) of the receipt by the Company or its legal
                  counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any
                  jurisdiction or the initiation or threatening of any
                  proceeding for such purpose; and

                           (v) of the happening of any event that requires the
                  Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated
                  therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

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                  (c) The Company shall use its reasonable best efforts to
         obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

                  (d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (e) The Company shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration
         Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such
         Holder requests, all exhibits thereto (including those incorporated by reference).

                  (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the
         Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the
         Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                  (g) The Company shall deliver to each Initial Purchaser, any
         Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered
         Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The
         Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any
         Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the
         Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration
         Statement.

                  (h) Prior to any public offering of the Securities, pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky"
         laws of such states of the United States as any Holder of the
         Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement;
         provided, however, that the Company shall not be required to (i)
         qualify to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to service of process or to taxation in any jurisdiction where it is not then so subject.

                  (i) The Company shall cooperate with the Holders of the
         Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any
         Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request in writing a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

                  (j) Upon the occurrence of any event contemplated by
         paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration
         Statement, the Company shall promptly prepare and file a post-effective amendment

                                                                              7

         to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the
         Initial Purchasers, the Holders of the Securities and any known
         Participating Broker-Dealer in accordance with paragraphs (ii) through
         (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the
         Initial Purchasers, the Holders of the Securities and any such
         Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration
         Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this
         Section 3(j).

                  (k) Not later than the effective date of the applicable
         Registration Statement, the Company will provide a CUSIP number for the
         Initial Securities, the Exchange Securities or the Private Exchange
         Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange
         Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                  (l) The Company will comply in all material respects with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf
         Registration and will make generally available to its security holders
         (or otherwise provide in accordance with Section 11(a) of the
         Securities Act) an earnings statement satisfying the provisions of
         Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year)
         beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

                  (m) The Company shall cause the Indenture to be qualified
         under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the
         Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may
         exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  (o) The Company shall enter into such customary agreements
         (including, if requested, an underwriting agreement in customary form)
         and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the
         Securities pursuant to any Shelf Registration.

                  (p) In the case of any Shelf Registration, the Company shall
         (i) make reasonably available for inspection at a location where normally kept and during normal business hours by a representative of the Holders of the Securities (an "Inspector"), any underwriter participating in any disposition pursuant to the Shelf Registration
         Statement and any attorney, accountant or other agent retained by the
         Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the

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         Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the
         Securities Act; provided, however, (i) that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial
         Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in
         Section 4 hereof; and (ii) that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or other agent, unless (1) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (2) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of such Registration
         Statement or the use of any Prospectus), (3) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person or
         (4) such information becomes available to such Holder, underwriter, attorney, accountant or other agent from a source other than the
         Company and such source is not known, after due inquiry, by the relevant Inspector, underwriter, attorney, accountant or other agent to be bound by a confidentiality agreement or is not otherwise under a duty of trust to the Company.

                  (q) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall cause (i)
         its counsel to deliver an opinion and updates thereof relating to the
         Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 3(o) hereof; the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the
         Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Shelf
         Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); (ii)
         its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) its independent public accountants to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by
         Statement of Auditing Standards No. 72.

                  (r) In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Participating Broker-Dealer, the
         Company shall cause (i) its counsel to deliver to such Initial
         Purchaser or such Participating Broker-Dealer a signed opinion in the form set forth in Section 6(c) of the Purchase Agreement with such changes as are customary in connection with the

                                                                              9

         preparation of a Registration Statement and (ii) its independent public accountants to deliver to such Initial Purchaser or such Participating
         Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Section 6(a)
         of the Purchase Agreement, with appropriate date changes.

                  (s) If a Registered Exchange Offer or a Private Exchange is to
         be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange
         Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial
         Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

                  (t) In the event that any broker-dealer registered under the
         Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i)
         if such Rules, including Rule 2720, shall so require, engaging a
         "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such
         Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

                  (u) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

         4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses, if any, of
Cravath, Swaine & Moore LLP, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offer), whether or not the Registered
Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the
Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the
Initial Securities covered thereby to act as counsel for the Holders of the
Initial Securities in connection therewith.

         5. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any
Participating Broker-Dealer and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof
(including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each
Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a
Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim,

                                                                              10

damage, liability or action in respect thereof; provided, however, that (i) the
Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a
Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating
Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or
Participating Broker-Dealer under the Securities Act in connection with such purchase, such untrue statement or omission was corrected in the prospectus and any such loss, claim, damage or liability of such Holder or Participating
Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The
Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

         (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company, its officers and directors that have signed a Registration Statement and each person, if any, who controls the
Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a
Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the
Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

         (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or
(b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel of the indemnifying party's choice, provided that such counsel is reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of

                                                                             11

investigation, subsequently incurred by such indemnified party in connection with the defense thereof. Notwithstanding the foregoing, in any such action, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or
(iv) the named parties in any such proceeding (including any impleaded parties)
include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Indemnified Parties shall be designated in writing by a representative of the majority in aggregate principal amount of the Securities held by such Indemnified Parties and any such separate firm for the Company, its officers and directors that have signed a Registration
Statement and any control persons of the Company shall be designated in writing by the Company. No indemnifying party shall be liable for any settlement or any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the indemnifying party of such request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law or if the failure of an indemnified party to notify the indemnifying party of its right to indemnification pursuant to subsection (a) or (b) above, has materially prejudiced the indemnifying party (through the forfeiture of substantive rights or defenses), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations appropriate in the circumstances. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of

                                                                              12

this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section
11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

         (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this
Agreement or any investigation made by or on behalf of any indemnified party.

         6. Additional Interest Under Certain Circumstances. (a) Additional
interest (the "Additional Interest") with respect to the Initial Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below a "Registration Default"):

                  (i) If the Registered Exchange Offer is not consummated on or before the 270th day after the Issue Date;

                  (ii) If the Company is obligated to file a Shelf Registration
         Statement pursuant to Section 2, the Shelf Registration Statement is not declared effective on or prior to the 270th day after the Issue
         Date; or
                  (iii) If after either the Exchange Offer Registration
         Statement or the Shelf Registration Statement, as the case may be, is declared effective (A) such Registration Statement thereafter ceases to be effective during the periods during which such Registration
         Statements are required to remain effective hereunder; or (B) such
         Registration Statement or the related prospectus ceases to be usable during the periods during which such Registration Statements are required to remain effective hereunder (except as permitted in paragraph (b)) in connection with resales of Transfer Restricted
         Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such
         Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Additional Interest shall accrue on the Initial Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.25% per annum for the first 90-day period immediately following the occurrence of a
Registration Default, and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration
Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum.

         (b) A Registration Default referred to in Section 6(a)(iii)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf
Registration Statement or the related prospectus if (i) such Registration
Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit
Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration
Statement or the related prospectus and (ii) in the case of clause (y), the
Company is proceeding promptly and in good faith to amend or supplement such
Shelf Registration Statement and related prospectus to describe such events;
provided, however, that in any

                                                                              13

case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration
Default is cured.

         (c) Any amounts of Additional Interest due pursuant to clause (i), (ii)
or (iii) of Section 6(a) above will be payable in cash on the regular interest payment dates with respect to the Initial Securities. The amount of Additional
Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Initial Securities, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

         (d) "Transfer Restricted Securities" means each Security until (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the
Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the
Registered Exchange Offer of a Initial Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Initial Securities is distributed to the public pursuant to
Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. The Company shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which
Additional Interest is required to be paid and within one business day after such Additional Interest ceases to accrue.

         7. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange
Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Initial Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Initial Securities may reasonably request, all to the extent required from time to time to enable such
Holder to sell Initial Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A
(including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any
Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         8. Underwritten Registrations. If any of the Transfer Restricted
Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount of such Transfer
Restricted Securities to be included in such offering and Holders of Securities covered by such offering shall be responsible for all underwriting discounts and commissions (other than any discounts and commissions, if any, payable to any qualified independent underwriter retained pursuant to Section 3(t)), transfer taxes and expenses of counsel in connection therewith.

         No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted
Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii)
completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         9.  Miscellaneous.

                                                                             14

         (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

         (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Holder of the Securities, at the most current
address given by such Holder to the Company which address initially is with respect to each Holder, the address of such Holder maintained by the Registrar
(as such term is defined in the Indenture);

                  (2) if to the Initial Purchasers initially at the address or addresses set forth in the Purchase Agreement; and

                  (3) if to the Company initially at the address set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

         (c) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (d) Successors and Assigns. This Agreement shall be binding upon the
Company and its successors and assigns.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (i) Securities Held by the Company. Whenever the consent or approval of
Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                               [Signatures follow]

                                                                              15

                           Very truly yours,

                           Affinia Group Inc.

                             By /s/ Thomas H. Madden
                                --------------------------------------------
                                Name:    Thomas H. Madden
                                Title:   Chief Financial Officer and
                                         Treasurer

                           Affinia Group Intermediate Holdings Corp.

                             By /s/ Thomas H. Madden
                                --------------------------------------------
                                Name:    Thomas H. Madden
                                Title:   Chief Financial Officer and
                                         Treasurer

                           AAG Acquisition Corp.

                             By /s/ Thomas H. Madden
                                --------------------------------------------
                                Name:    Thomas H. Madden
                                Title:   Vice President and
                                         Assistant Treasurer

                           AAG GP Acquisition Corp.

                             By /s/ Thomas H. Madden
                                --------------------------------------------
                                Name:    Thomas H. Madden
                                Title:   Treasurer

                           AAG Offshore Acquisition Corp.

                             By /s/ Thomas H. Madden
                                --------------------------------------------
                                Name:    Thomas H. Madden
                                Title:   Treasurer

                           Auto Parts Acquisition LLC

                             By /s/ Thomas H. Madden
                                --------------------------------------------
                                Name:    Thomas H. Madden
                                Title:   Vice President and
                                         Assistant Treasurer

                                                                              16

                           Automotive Brake Company Inc.

                             By /s/ Thomas H. Madden
                                --------------------------------------------
                                Name:    Thomas H. Madden
                                Title:   Vice President and
                                         Assistant Treasurer

                           Brake Parts Inc.

                             By /s/ Thomas H. Madden
                                --------------------------------------------
                                Name:    Thomas H. Madden
                                Title:   Vice President and
                                         Assistant Treasurer

                           Iroquois Tool Systems, Inc.

                             By /s/ Thomas H. Madden
                                --------------------------------------------
                                Name:    Thomas H. Madden
                                Title:   Vice President and
                                         Assistant Treasurer

                           Krizman International Inc.

                             By /s/ Thomas H. Madden
                                --------------------------------------------
                                Name:    Thomas H. Madden
                                Title:   Vice President and
                                         Assistant Treasurer

                           Wix Filtration Corp.

                             By /s/ Thomas H. Madden
                                --------------------------------------------
                                Name:    Thomas H. Madden
                                Title:   Vice President and
                                         Assistant Treasurer

                           Wix Filtration Media Specialists, Inc.

                             By /s/ Thomas H. Madden
                                --------------------------------------------
                                Name:    Thomas H. Madden
                                Title:   Vice President and
                                         Assistant Treasurer

                                                                             17

The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON LLC
GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES INC.
DEUTSCHE BANK SECURITIES INC.

Acting on behalf of themselves and as
the Representatives of the several
Initial Purchasers.

CREDIT SUISSE FIRST BOSTON LLC

         By:      /s/ Maximillian C. Justicz
              ----------------------------------
            Name:  Maximillian C. Justicz
            Title: Director

                                                                             18

GOLDMAN, SACHS & CO.

         /s/ Goldman, Sachs & Co.
         -----------------------------------
         (Goldman, Sachs & Co.)

                                                                             19

J.P. MORGAN SECURITIES INC.

         By:      /s/ Adam G. Sell
             ---------------------------------------------
             Name:  Adam G. Sell
             Title: Vice President

                                                                             20

DEUTSCHE BANK SECURITIES INC.

         By:      /s/ James J. Paris
            -----------------------------------------
            Name:  James J. Paris
            Title: Director

DEUTSCHE BANK SECURITIES INC.

         By:      /s/ William C. Frauen
            --------------------------------
            Name:  William C. Frauen
            Title: Managing Director

                                                                 SCHEDULE A

                                   GUARANTORS

AAG Acquisition Corp.

AAG GP Acquisition Corp.

Affinia Group Intermediate Holdings Inc.

AAG Offshore Acquisition Corp.

Auto Parts Acquisition LLC

Automotive Brake Company Inc.

Brake Parts Inc.

Iroquois Tool Systems, Inc.

Krizman International, Inc.

Wix Filtration Corp.

Wix Filtration Media Specialists, Inc.

                                                                     ANNEX A

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                      ANNEX B

         Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                     ANNEX C

                              PLAN OF DISTRIBUTION

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This
Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for
use in connection with any such resale. In addition, until       , 200 , all
dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

         The Company will not receive any proceeds from any sale of Exchange
Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange
Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the
Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the
Securities Act.

--------
         (1) In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

                                                                       ANNEX D

o  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:  ____________________________________________
                  Address: __________________________________________
                           __________________________________________

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange
Securities. If the undersigned is a broker-dealer that will receive Exchange
Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an
"underwriter" within the meaning of the Securities Act.